SUPPLEMENT DATED SEPTEMBER 4, 2009

TO THE PROSPECTUS

OF EACH FUND INDICATED BELOW

Effective as of the date of this supplement, the following supplements, and to the extent contrary replaces, information in the Prospectus of each fund listed in the Appendix to this supplement.

Additional Risks

Credit risk: It is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund or a counterparty to a financial contract with the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, which could happen rapidly, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly, particularly in certain market environments.

Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

Redemption risk: The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil when the fund may experience unusually large or frequent redemptions. The redemption by one or more large shareholders of their holdings in the fund could cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the fund’s ability to maintain a stable $1.00 share price may be affected.

Yield risk: The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income, and, if the fund’s expenses exceed the fund’s income, the fund may be unable to maintain its $1.00 share price.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

Appendix

Legg Mason Partners Money Market Trust

Western Asset/CitiSM California Tax Free Reserves*

Western Asset/CitiSM Liquid Reserves*

Western Asset/CitiSM Connecticut Tax Free Reserves*

Western Asset/CitiSM New York Tax Free Reserves*

Western Asset/CitiSM Tax Free Reserves*

Western Asset/CitiSM U.S. Treasury Reserves*

Western Asset Money Market Fund

Western Asset Government Money Market Fund

Western Asset California Municipal Money Market Fund

Western Asset Massachusetts Municipal Money Market Fund

Western Asset New York Municipal Money Market Fund

Western Asset Municipal Money Market Fund

Legg Mason Partners Institutional Trust

Western Asset/CitiSM Institutional Cash Reserves*

Western Asset/CitiSM Institutional Liquid Reserves*

Western Asset/CitiSM Institutional Tax Free Reserves*

Western Asset/CitiSM Institutional U.S. Treasury Reserves*

Western Asset Institutional Money Market Fund

Western Asset Institutional Government Money Market Fund

Western Asset Institutional Municipal Money Market Fund

Legg Mason Partners Premium Money Market Trust

Western Asset/CitiSM Premium Liquid Reserves*

Western Asset/CitiSM Premium U.S. Treasury Reserves*

*	“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citibank.

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